UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2010

Penwest Pharmaceuticals Co.

(Exact name of registrant as specified in its charter)

Washington	001-34267	91-1513032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2981 Route 22, Suite 2

Patterson, New York

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(877-736-9378)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01.	CHANGE IN CONTROL OF REGISTRANT.

On September 17, 2010, West Acquisition Corp., a Delaware corporation (“Purchaser”), and an indirect wholly owned subsidiary of Endo Pharmaceuticals Holdings Inc., a Delaware corporation (“Parent”), completed its tender offer (the “Offer”) for all outstanding shares of common stock, par value $0.001 per share (including shares of common stock issuable upon the conditional exercise of options to purchase shares of common stock and warrants to acquire shares of common stock, each option and warrant having an exercise price of less than $5.00 per share, collectively, the “Shares”), of Penwest Pharmaceuticals Co., a Washington corporation (the “Company”), at a price of $5.00 per Share, net to the seller in cash, without interest (the “Offer Price”), and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 20, 2010. The Offer expired at 12:00 midnight, New York City time, on September 17, 2010. The Company was advised by the depositary for the Offer that, as of the expiration of the Offer, a total of approximately 30,810,778 Shares were validly tendered and not withdrawn (including 858,109 Shares delivered through notices of guaranteed delivery), representing approximately 82.80% of the Shares outstanding. On September 20, 2010, Parent announced that Purchaser had accepted for payment, in accordance with the terms of the Offer, all Shares that were validly tendered and not withdrawn prior to the expiration of the Offer. On that same day, Purchaser paid $149,340,488 in aggregate consideration for the Shares tendered to the depositary.

The $149,340,488 in consideration payable to holders of Shares tendered during the offer period has been, and any cash payable for Shares to be converted into the right to receive the Offer Price upon the merger of Purchaser with and into the Company pursuant to the Agreement and Plan of Merger, dated as of August 9, 2010, by and among Parent, Purchaser and the Company (the “Merger Agreement”), whereby the Company will become an indirect wholly owned subsidiary of Parent (the “Merger”) will be, provided by cash on hand at Parent and its subsidiaries.

The other information required by Item 5.01(a) of Form 8-K is contained in (i) the Company’s Solicitation/Recommendation on Schedule 14D-9 originally filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 20, 2010 (the “Schedule 14D-9”), which is included as Exhibit 20.1 to this report, and (ii) the Tender Offer Statement on Schedule TO originally filed by Purchaser and Parent with the SEC on August 20, 2010 (the “Schedule TO”), which is included as Exhibit 20.2 to this report, and such information is incorporated herein by reference.

The foregoing description of certain provisions of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is included as Exhibit 20.3 to this report.

The information set forth below in Item 5.02 is incorporated by reference into this Item 5.01.

A copy of the press release issued by Parent on September 20, 2010, announcing Purchaser’s acceptance for payment of Shares validly tendered prior to the expiration of the offering period of the Offer is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

In accordance with the Merger Agreement, Messrs. Peter F. Drake, Ph.D., Joseph E. Edelman, John G. Lemkey, David P. Meeker, M.D., Kevin C. Tang, Roderick Wong and Saiid Zarrabian, directors of the Company, resigned from the Board of Directors of the Company (the “Board”), effective as of September 20, 2010, the date that Purchaser accepted for payment and thereby purchased in accordance with the terms of the Offer Shares validly tendered in the Offer and not properly withdrawn. Each resigning director resigned pursuant to the provisions of the Merger Agreement and no director resigned from the Board because of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices. Anne M. VanLent currently remains a Class II director of the Company and is expected to continue as a director until the consummation of the Merger.

In addition, effective as of September 20, 2010, the Board appointed the following individuals as members of the Board: David P. Holveck and Julie McHugh as Class I directors, Alan Levin as a Class II director, and Ivan P. Gergel, M.D. and Caroline B. Manogue as Class III directors. Such persons were designated for appointment as directors of the Company by Purchaser pursuant to the Merger Agreement. Each such person is an officer and/or director of Parent. Information about the five directors designated for appointment by Purchaser was previously disclosed in the Information Statement comprising Annex I to the Schedule 14D-9 and is incorporated herein by reference.

The foregoing description of certain provisions of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is included as Exhibit 20.3 to this report.

The other information required by Item 5.02 of Form 8-K is contained in the Schedule 14D-9, including the Information Statement comprising Annex I thereto, which is included as Exhibit 20.1 to this report, and such information is incorporated herein by reference.

ITEM 8.01.	OTHER EVENTS.

On September 20, 2010, Parent issued a press release announcing that Purchaser accepted for payment in accordance with the terms of the Offer all Shares that were validly tendered and not withdrawn prior to expiration of the Offer, and that payment for such Shares would be made promptly, in accordance with the terms of the Offer. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of Penwest Pharmaceuticals Co. (incorporated by reference in its entirety as originally filed with the SEC on August 20, 2010).

20.2	Tender Offer Statement on Schedule TO of West Acquisition Corp. and Endo Pharmaceuticals Holdings Inc. (incorporated by reference in its entirety as originally filed with the SEC on August 20, 2010).

20.3	Agreement and Plan of Merger, dated as of August 9, 2010, by and among Endo Pharmaceuticals Holdings Inc., West Acquisition Corp. and Penwest Pharmaceuticals Co. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Endo Pharmaceuticals Holdings Inc. with the Securities Exchange Commission on August 12, 2010).

99.1	Press Release issued by Endo Pharmaceuticals Holdings Inc. on September 20, 2010 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Endo Pharmaceuticals Holdings Inc. with the Securities Exchange Commission on September 20, 2010).

SIGNATURE

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Penwest Pharmaceuticals Co.

By:	/s/ JENNIFER L. GOOD
Name:	Jennifer L. Good
Title:	President and Chief Executive Officer

Dated: September 20, 2010

EXHIBIT INDEX

20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of Penwest Pharmaceuticals Co. (incorporated by reference in its entirety as originally filed with the SEC on August 20, 2010).

20.2	Tender Offer Statement on Schedule TO of West Acquisition Corp. and Endo Pharmaceuticals Holdings Inc. (incorporated by reference in its entirety as originally filed with the SEC on August 20, 2010).

20.3	Agreement and Plan of Merger, dated as of August 9, 2010, by and among Endo Pharmaceuticals Holdings Inc., West Acquisition Corp. and Penwest Pharmaceuticals Co. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Endo Pharmaceuticals Holdings Inc. with the Securities Exchange Commission on August 12, 2010).

99.1	Press Release issued by Endo Pharmaceuticals Holdings Inc. on September 20, 2010 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Endo Pharmaceuticals Holdings Inc. with the Securities Exchange Commission on September 20, 2010).